SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2003


                           MILLION DOLLAR SALOON, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        0-27006                                        13-3428657
(Commission File Number)                 (I.R.S. Employer Identification Number)

 6848 Greenville Avenue, Dallas, Texas                   75231
(Address of Principal Executive Offices)              (Zip Code)


                                 (214) 691-6757
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)
                                 Not Applicable

                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.
         -------------

At the Annual Meeting of Shareholders held on December 10, 2003, Nick Mehmeti and Duncan Burch were elected as directors of the Company. Additionally, S.W. Hatfield, CPA was approved as the Company's auditor for the fiscal year ended December 31, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MILLION DOLLAR SALOON, INC.


                                                 By: /s/ Nick Mehmeti
                                                     ---------------------------
                                                     Nick Mehmeti, President and
                                                     Chief Executive Officer
Date:  December 19, 2003












                                       3